Exhibit 10.10

Spousal Consent Letter

I, Sun Dongqin (a Chinese national, ID No./Passport No.: 330104198601113472x), am the lawful spouse of Zhou Bin (a Chinese national, ID No.: 330105198602170016). I hereby unconditionally and irrevocably agree Zhou Bin to sign the following documents (hereinafter referred to as the “Transaction Documents”) dated ___(month)___(day) 2022, and agree that the shares of Shanghai NeoTV Cultural Communication Co., Ltd. (hereinafter referred to as “NeoTV Culture”) that are held by Zhou Bin and registered under his name will be disposed of in accordance with the provisions of the following documents:

(1)	The Share Pledge Contract signed with Beijing NeoTV Cultural Communication Co., Ltd. (hereinafter referred to as “WFOE”), NeoTV Culture and other relevant parties and its subsequent amendments and supplements from time to time;

(2)	The Exclusive Purchase Right Contract signed with WFOE, NeoTV Culture and other relevant parties and its subsequent amendments and supplements from time to time;

(3)	The Authorization and Delegation Agreement signed with WFOE and NeoTV Culture and its subsequent amendments and supplements from time to time.

I confirm that I do not have any interest in the shares of NeoTV Culture, and I promise not to make any claim on the shares of NeoTV Culture held by Zhou Bin. I fully acknowledge the above Transaction Documents and further confirm that Zhou Bin’s performance of the Transaction Documents and further modification or termination of the Transaction Documents do not require my additional authorization or consent.

I undertake to sign all necessary documents and take all necessary actions to ensure the due performance of the Transaction Documents (as amended from time to time).

I hereby confirm that if Zhou Bin transfers the shares of NeoTV Culture to me for any reason, I shall bear the shareholder’s responsibilities according to the provisions of the Transaction Documents, sign all necessary documents and take all necessary measures to ensure the implementation of the arrangements of the Transaction Documents.

I agree and undertake that if I acquire any shares of NeoTV Culture for any reason, I shall be bound by the Transaction Documents (as amended from time to time) and the “Exclusive Business Cooperation Agreement” signed between WFOE and NeoTV Culture dated ___(month)___(day) 2022 and its subsequent amendments and supplements from time to time (hereinafter referred to as “Exclusive Business Cooperation Agreement”), and comply with the obligations of the shareholders of NeoTV Culture under the Transaction Documents (as amended from time to time) and the Exclusive Business Cooperation Agreement. For this purpose, upon WFOE’s requests, I shall sign a series of written documents basically in the same format and content as the Transaction Documents (as amended from time to time) and the Exclusive Business Cooperation Agreement.

My commitment, confirmation, consent and authorization are unconditional and irrevocable, and will not be revoked, impaired, invalidated or influenced by other adverse changes due to my loss of civil capacity, any restriction to my civil capacity, death, or my divorce and other similar events. Neither I nor any of my heirs, guardians, creditors or any other person who is entitled to claim rights or interests on the shares of NeoTV Culture held by my spouse, shall take any action that may affect or hinder my spouse’s performance of obligations under the above Transaction Documents.

The execution, effectiveness, performance, modification, interpretation and termination of this Spousal Consent Letter are governed by Chinese laws. I confirm that all disputes arising from the interpretation and performance of this Spousal Consent Letter shall be settled through friendly negotiation. Where the dispute cannot be resolved within thirty (30) days after the written notice for settlement through negotiation is issued, either party may submit the relevant dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules then in effect. The seat of arbitration is Shanghai. The arbitration award is final and binding on all parties. The claimant and the respondent shall each appoint one arbitrator, and the third arbitrator shall be appointed by the China International Economic and Trade Arbitration Commission. During the period of dispute resolution, I shall continue to exercise my rights and obligations under this Spousal Consent Letter except for the matters in dispute.

I further promise and undertake that, under no circumstances, whether directly or indirectly, whether actively or passively, shall I take any action or bring any claim or lawsuit for the purpose of contradicting the above arrangements, neither shall I hinder the continuous validity and performance of the Transaction Documents and Exclusive Business Cooperation Agreement by any act or omission. Where the regulatory authorities require me to make any modification to the content of this Spousal Consent Letter, or require me to make further commitments on Transaction Documents, Exclusive Business Cooperation Agreement and other related matters, I shall unconditionally, timely and fully cooperate.

I confirm that the above commitments are my true intentions. I have the right to sign this Spousal Consent Letter. When signing this Spousal Consent Letter, I have the full civil capacity, fully understand the content and legal consequences of this Spousal Consent Letter (including the contractual arrangements and other documents mentioned in the Spousal Consent Letter), and agree to sign this Spousal Consent Letter. Once signed, the Spousal Consent Letter will constitute a binding legal document to me. In case of any dispute, the commitment in this Spousal Consent Letter shall prevail.

The Spousal Consent Letter shall come into effect on the date of its execution.

(This page is intentionally left blank as the signature page of the Spousal Consent Letter)

Signature:
Name:
Date:	___(month)_____(day) 2022

The above Spousal Consent Letter is appropriately signed and delivered to, confirmed by and accepted by the following parties.

Zhou Bin

Signature:

Shanghai NeoTV Cultural Communication Co., Ltd. (seal)

Signature:

Name:

Capacity: Legal Representative

Beijing NeoTV Cultural Communication Co., Ltd. (seal)

Signature:

Name:

Capacity: Legal Representative

Spousal Consent Letter

I, Wang Lin (a Chinese national, ID No./Passport No.: 321027197408065113), am the lawful spouse of Wang Lili (a Chinese national, ID No.: 130403197410130628). I hereby unconditionally and irrevocably agree Wang Lili to sign the following documents (hereinafter referred to as the “Transaction Documents”) dated ___(month)___(day) 2022, and agree that the shares of Shanghai NeoTV Cultural Communication Co., Ltd. (hereinafter referred to as “NeoTV Culture”) that are held by Wang Lili and registered under her name will be disposed of in accordance with the provisions of the following documents:

(4)	The Share Pledge Contract signed with Beijing NeoTV Cultural Communication Co., Ltd. (hereinafter referred to as “WFOE”), NeoTV Culture and other relevant parties and its subsequent amendments and supplements from time to time;

(5)	The Exclusive Purchase Right Contract signed with WFOE, NeoTV Culture and other relevant parties and its subsequent amendments and supplements from time to time;

(6)	The Authorization and Delegation Agreement signed with WFOE and NeoTV Culture and its subsequent amendments and supplements from time to time.

I confirm that I do not have any interest in the shares of NeoTV Culture, and I promise not to make any claim on the shares of NeoTV Culture held by Wang Lili. I fully acknowledge the above Transaction Documents and further confirm that Wang Lili’s performance of the Transaction Documents and further modification or termination of the Transaction Documents do not require my additional authorization or consent.

I undertake to sign all necessary documents and take all necessary actions to ensure the due performance of the Transaction Documents (as amended from time to time).

I hereby confirm that if Wang Lili transfers the shares of NeoTV Culture to me for any reason, I shall bear the shareholder’s responsibilities according to the provisions of the Transaction Documents, sign all necessary documents and take all necessary measures to ensure the implementation of the arrangements of the Transaction Documents.

I agree and undertake that if I acquire any shares of NeoTV Culture for any reason, I shall be bound by the Transaction Documents (as amended from time to time) and the “Exclusive Business Cooperation Agreement” signed between WFOE and NeoTV Culture dated ___(month)___(day) 2022 and its subsequent amendments and supplements from time to time (hereinafter referred to as “Exclusive Business Cooperation Agreement”), and comply with the obligations of the shareholders of NeoTV Culture under the Transaction Documents (as amended from time to time) and the Exclusive Business Cooperation Agreement. For this purpose, upon WFOE’s requests, I shall sign a series of written documents basically in the same format and content as the Transaction Documents (as amended from time to time) and the Exclusive Business Cooperation Agreement.

My commitment, confirmation, consent and authorization are unconditional and irrevocable, and will not be revoked, impaired, invalidated or influenced by other adverse changes due to my loss of civil capacity, any restriction to my civil capacity, death, or my divorce and other similar events. Neither I nor any of my heirs, guardians, creditors or any other person who is entitled to claim rights or interests on the shares of NeoTV Culture held by my spouse, shall take any action that may affect or hinder my spouse’s performance of obligations under the above Transaction Documents.

The execution, effectiveness, performance, modification, interpretation and termination of this Spousal Consent Letter are governed by Chinese laws. I confirm that all disputes arising from the interpretation and performance of this Spousal Consent Letter shall be settled through friendly negotiation. Where the dispute cannot be resolved within thirty (30) days after the written notice for settlement through negotiation is issued, either party may submit the relevant dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules then in effect. The seat of arbitration is Shanghai. The arbitration award is final and binding on all parties. The claimant and the respondent shall each appoint one arbitrator, and the third arbitrator shall be appointed by the China International Economic and Trade Arbitration Commission. During the period of dispute resolution, I shall continue to exercise my rights and obligations under this Spousal Consent Letter except for the matters in dispute.

I further promise and undertake that, under no circumstances, whether directly or indirectly, whether actively or passively, shall I take any action or bring any claim or lawsuit for the purpose of contradicting the above arrangements, neither shall I hinder the continuous validity and performance of the Transaction Documents and Exclusive Business Cooperation Agreement by any act or omission. Where the regulatory authorities require me to make any modification to the content of this Spousal Consent Letter, or require me to make further commitments on Transaction Documents, Exclusive Business Cooperation Agreement and other related matters, I shall unconditionally, timely and fully cooperate.

I confirm that the above commitments are my true intentions. I have the right to sign this Spousal Consent Letter. When signing this Spousal Consent Letter, I have the full civil capacity, fully understand the content and legal consequences of this Spousal Consent Letter (including the contractual arrangements and other documents mentioned in the Spousal Consent Letter), and agree to sign this Spousal Consent Letter. Once signed, the Spousal Consent Letter will constitute a binding legal document to me. In case of any dispute, the commitment in this Spousal Consent Letter shall prevail.

The Spousal Consent Letter shall come into effect on the date of its execution.

(This page is intentionally left blank as the signature page of the Spousal Consent Letter)

Signature:
Name:
Date:	____(month)_____(day) 2022

The above Spousal Consent Letter is appropriately signed and delivered to, confirmed by and accepted by the following parties.

Wang Lili

Signature:

Shanghai NeoTV Cultural Communication Co., Ltd. (seal)

Signature:

Name:

Capacity: Legal Representative

Beijing NeoTV Cultural Communication Co., Ltd. (seal)

Signature:

Name:

Capacity: Legal Representative

Spousal Consent Letter

I, Zhang Hua (a Chinese national, ID No./Passport No.: 310105195110300411), am the lawful spouse of Zhou Yingdi (a Chinese national, ID No.: 310105195403230461). I hereby unconditionally and irrevocably agree Zhou Yingdi to sign the following documents (hereinafter referred to as the “Transaction Documents”) dated ___(month)___(day) 2022, and agree that the shares of Shanghai NeoTV Cultural Communication Co., Ltd. (hereinafter referred to as “NeoTV Culture”) that are held by Zhou Yingdi and registered under her name will be disposed of in accordance with the provisions of the following documents:

(7)	The Share Pledge Contract signed with Beijing NeoTV Cultural Communication Co., Ltd. (hereinafter referred to as “WFOE”), NeoTV Culture and other relevant parties and its subsequent amendments and supplements from time to time;

(8)	The Exclusive Purchase Right Contract signed with WFOE, NeoTV Culture and other relevant parties and its subsequent amendments and supplements from time to time;

(9)	The Authorization and Delegation Agreement signed with WFOE and NeoTV Culture and its subsequent amendments and supplements from time to time.

I confirm that I do not have any interest in the shares of NeoTV Culture, and I promise not to make any claim on the shares of NeoTV Culture held by Zhou Yingdi. I fully acknowledge the above Transaction Documents and further confirm that Zhou Yingdi’s performance of the Transaction Documents and further modification or termination of the Transaction Documents do not require my additional authorization or consent.

I undertake to sign all necessary documents and take all necessary actions to ensure the due performance of the Transaction Documents (as amended from time to time).

I hereby confirm that if Zhou Yingdi transfers the shares of NeoTV Culture to me for any reason, I shall bear the shareholder’s responsibilities according to the provisions of the Transaction Documents, sign all necessary documents and take all necessary measures to ensure the implementation of the arrangements of the Transaction Documents.

I agree and undertake that if I acquire any shares of NeoTV Culture for any reason, I shall be bound by the Transaction Documents (as amended from time to time) and the “Exclusive Business Cooperation Agreement” signed between WFOE and NeoTV Culture dated ___(month)___(day) 2022 and its subsequent amendments and supplements from time to time (hereinafter referred to as “Exclusive Business Cooperation Agreement”), and comply with the obligations of the shareholders of NeoTV Culture under the Transaction Documents (as amended from time to time) and the Exclusive Business Cooperation Agreement. For this purpose, upon WFOE’s requests, I shall sign a series of written documents basically in the same format and content as the Transaction Documents (as amended from time to time) and the Exclusive Business Cooperation Agreement.

My commitment, confirmation, consent and authorization are unconditional and irrevocable, and will not be revoked, impaired, invalidated or influenced by other adverse changes due to my loss of civil capacity, any restriction to my civil capacity, death, or my divorce and other similar events. Neither I nor any of my heirs, guardians, creditors or any other person who is entitled to claim rights or interests on the shares of NeoTV Culture held by my spouse, shall take any action that may affect or hinder my spouse’s performance of obligations under the above Transaction Documents.

The execution, effectiveness, performance, modification, interpretation and termination of this Spousal Consent Letter are governed by Chinese laws. I confirm that all disputes arising from the interpretation and performance of this Spousal Consent Letter shall be settled through friendly negotiation. Where the dispute cannot be resolved within thirty (30) days after the written notice for settlement through negotiation is issued, either party may submit the relevant dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules then in effect. The seat of arbitration is Shanghai. The arbitration award is final and binding on all parties. The claimant and the respondent shall each appoint one arbitrator, and the third arbitrator shall be appointed by the China International Economic and Trade Arbitration Commission. During the period of dispute resolution, I shall continue to exercise my rights and obligations under this Spousal Consent Letter except for the matters in dispute.

I further promise and undertake that, under no circumstances, whether directly or indirectly, whether actively or passively, shall I take any action or bring any claim or lawsuit for the purpose of contradicting the above arrangements, neither shall I hinder the continuous validity and performance of the Transaction Documents and Exclusive Business Cooperation Agreement by any act or omission. Where the regulatory authorities require me to make any modification to the content of this Spousal Consent Letter, or require me to make further commitments on Transaction Documents, Exclusive Business Cooperation Agreement and other related matters, I shall unconditionally, timely and fully cooperate.

I confirm that the above commitments are my true intentions. I have the right to sign this Spousal Consent Letter. When signing this Spousal Consent Letter, I have the full civil capacity, fully understand the content and legal consequences of this Spousal Consent Letter (including the contractual arrangements and other documents mentioned in the Spousal Consent Letter), and agree to sign this Spousal Consent Letter. Once signed, the Spousal Consent Letter will constitute a binding legal document to me. In case of any dispute, the commitment in this Spousal Consent Letter shall prevail.

The Spousal Consent Letter shall come into effect on the date of its execution.

(This page is intentionally left blank as the signature page of the Spousal Consent Letter)

Signature:
Name:
Date:	____(month)_____(day) 2022

The above Spousal Consent Letter is appropriately signed and delivered to, confirmed by and accepted by the following parties.

Zhou Yingdi

Signature:

Shanghai NeoTV Cultural Communication Co., Ltd. (seal)

Signature:

Name:

Capacity: Legal Representative

Beijing NeoTV Cultural Communication Co., Ltd. (seal)

Signature:

Name:

Capacity: Legal Representative